Exhibit 32.1
                                                                    ------------

              CHAIRMAN OF THE BOARD AND CO-CHIEF EXECUTIVE OFFICER
              ----------------------------------------------------
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                -------------------------------------------------
                       AS ADOPTED PURSUANT TO SECTION 906
                       ----------------------------------
                       OF THE SARBANES-OXLEY ACT OF 2002.
                       ----------------------------------

     In connection with the Quarterly Report of Dixon Ticonderoga Company (the "Company") on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gino N. Pala, Chairman of Board and Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  May 14, 2004      By: /s/ GINO N. PALA
       -----------------          ----------------
                                  Gino N. Pala
                                  Chairman of Board, Co-Chief Executive Officer
                                  and Director

                                                                    Exhibit 32.2
                                                                    ------------

              VICE CHAIRMAN OF BOARD AND CO-CHIEF EXECUTIVE OFFICER
              -----------------------------------------------------
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                -------------------------------------------------
                       AS ADOPTED PURSUANT TO SECTION 906
                       ----------------------------------
                       OF THE SARBANES-OXLEY ACT OF 2002.
                       ----------------------------------

     In connection with the Quarterly Report of Dixon Ticonderoga Company (the "Company") on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
F. Joyce, Vice Chairman of Board and Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  May 14, 2004        By: /s/ RICHARD F. JOYCE
       -----------------          --------------------
                                  Richard F. Joyce
                                  Vice Chairman of Board, Co-Chief Executive
                                  Officer, President and Director

                                                                    Exhibit 32.3
                                                                    ------------

         EXECUTIVE VICE PRESIDENT OF FINANCE AND CHIEF FINANCIAL OFFICER
         ---------------------------------------------------------------
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                -------------------------------------------------
                       AS ADOPTED PURSUANT TO SECTION 906
                       ----------------------------------
                       OF THE SARBANES-OXLEY ACT OF 2002.
                       ----------------------------------

     In connection with the Quarterly Report of Dixon Ticonderoga Company (the "Company") on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
A. Asta, Executive Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  May 14, 2004      By: /s/ RICHARD A. ASTA
       -----------------          -------------------
                                  Richard A. Asta
                                  Executive Vice President of Finance,
                                  Chief Financial Officer and Director